                                                                    EXHIBIT 10.8


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE.

THIS WARRANT AND THE SHARES OF PREFERRED STOCK ISSUED UPON ITS EXERCISE AND THE SHARES OF COMMON STOCK ISSUED UPON CONVERSION OF SUCH PREFERRED STOCK ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTION 4 OF THIS WARRANT. THIS WARRANT IS EXERCISABLE ONLY AT THE TIMES SET FORTH IN SECTION 1 OF THIS WARRANT.

Warrant No.  ___                        Number of Shares: _________ (subject to
                                        adjustment as set forth herein)
Date of Issuance: __________________

                           PROTON ENERGY SYSTEMS, INC.

                        Preferred Stock Purchase Warrant
                        --------------------------------

                         (Void after __________________)

     Proton Energy Systems, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that ________________, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, including without limitation the next two paragraphs, to purchase from the Company, at any time on or before ________________, ________________ shares of to be authorized Series B Convertible Preferred Stock of the Company ("Series B Preferred"), at a purchase price (the "Purchase Price") equal to the lower of
(i) $_____ per share, or, (ii) the "Series Price", as hereinafter defined. Notwithstanding the preceding sentence, this Warrant shall expire upon any "Liquidity Event", as defined in Section 1(b) below. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively. This Warrant is one of a series of warrants issued pursuant to a Loan and Security Agreement of even date herewith among the Company, the Founders (as defined therein) and the several Purchasers named therein (the "Agreement"), and the terms of this Warrant are subject to the terms of the Agreement.

     Notwithstanding the foregoing, this Warrant shall in no event be exercisable prior to the earlier of (i) the Series B Trigger Closing (as defined below) and (ii) August 31, 1999. The term

"Series Price" shall mean the price per share paid for Series B Preferred at the closing (the "Series B Trigger Closing") of the sale of Series B Preferred by the Company to one or more persons or entities other than persons or entities that held any capital stock of the Company prior to the date hereof ("Independent Purchaser(s)") which, together with aggregate gross proceeds paid to the Company by Independent Purchaser(s) at any earlier closing or closings of the sale by the Company of Debentures issued under the Agreement ("Debentures") or Series B Preferred, results in aggregate gross proceeds to the Company paid by Independent Purchaser(s) of not less than $2,000,000; provided, that (i) if any such Series B Trigger Closing shall not have occurred by August 31, 1999, but the holders of at least 60% of the outstanding principal amount of the then outstanding Debentures approve the conversion of the Debentures to Series B Preferred pursuant to Section 1(a) of the Debentures, the Series Price shall be the greater of $1.10 per share or the price at which such Series B Preferred is initially issued, and (ii) if any such Series B Trigger Closing shall not have occurred by August 31, 1999, and the holders of at least 60% of the outstanding principal amount of the then outstanding Debentures do not approve the conversion of the Debentures to Series B Preferred pursuant to Section 1(a) of the Debentures, the Series Price shall be $1.10 per share. In the event the circumstances specified in clause (ii) of the preceding sentence occur, the Company shall, in lieu of issuing shares of Series B Preferred upon exercise of this Warrant, issue shares of its Series A-1 Convertible Preferred Stock ("Series A-1 Preferred") upon exercise of this Warrant in the amount set forth in the second sentence of the next paragraph.

     The number of shares of Series B Preferred issuable upon exercise of this Warrant shall be adjusted as of the Series B Trigger Closing to an amount equal to (i) one-third (1/3) of (ii) (A) the total amount of principal and accrued but unpaid interest under Debentures held by the holder hereof divided by (B) the Series Price. If Series A-1 Preferred is issuable upon exercise of this Warrant pursuant to clause (ii) of the preceding paragraph, the number of shares of Series A-1 Preferred issuable upon exercise of this Warrant shall equal (i) one-third (1/3) of (ii) (A) the total amount of principal and accrued but unpaid interest under the Debenture issued to the original Registered Holder hereof pursuant to the Agreement divided by (B) $1.10. An Addendum to this Warrant shall be circulated promptly after the earlier of such Series B Trigger Closing or August 31, 1999, reflecting such adjustment.

     1.   Exercise.
          --------

          (a) Except as set forth in subsection 1(b) or 1(c) below, this Warrant may be exercised by the Registered Holder in whole or in part, but not with respect to fewer than 5,000 Warrant Shares unless this Warrant is being exercised with respect to all shares covered hereby, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by
                                                   ---------
such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

          (b) For purposes of this Warrant, the term "Liquidity Event" shall mean (i) the closing of the sale of shares of Common Stock of the Company ("Common Stock"), at a price of at least $10.00 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), in a bona fide firm commitment public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $15,000,000 of gross proceeds to the Company ("IPO"), (ii) any sale of all or substantially all of the assets of the Company ("Sale of Assets"), or (iii) any merger, consolidation, sale of stock or other transaction or series of related transactions in which the holders of capital stock of the Company before the transaction no longer hold at least 50% of the capital stock of the Company after the transaction ("Stock Disposition").

          (c) In lieu of payment to the Company as set forth in subsection 1(a) above, in connection with a Liquidity Event pursuant to Section 1(b), the Registered Holder may convert all but not less than all of this Warrant (the "Conversion Right"), into the number of shares of Common Stock calculated pursuant to the following formula, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered
                                 ---------
Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate:

                  X =  Y(A - B)
                       --------
                         A

         where:   X =   the number of shares to be issued to the Registered
                        Holder;

                  Y = the number of Warrant Shares for which the Conversion Right is being exercised;

                  A =   the fair market value of one share of Common Stock;
                        and

                  B =   the Purchase Price.

     As used herein, the fair market value of a share of Common Stock shall mean
(y) in the case of an IPO, the initial public offering price for the Common Stock in the IPO, before payment of any commissions or expenses, and (z) in the case of a Sale of Assets or Stock Disposition, the gross effective cash price per share of Common Stock, before payment of any commissions or expenses, realized by the stockholders of the Company who surrender or exchange their shares of Common Stock in such Stock Disposition or at which price the Sale of Assets or Stock Disposition is otherwise effected. Insofar as the consideration paid in a Liquidity Event consists of property other than cash, the amount realized by the stockholders shall be computed at the fair market value of such property at the closing of such transaction. In the event any consideration in such transaction is to be paid on a deferred basis, such consideration shall be valued on a present value basis, applying a discount factor of 8%. Any dispute concerning the amount of the Purchase Price shall be resolved by an investment banking firm selected by the Board of Directors of the Company. Unless the context otherwise requires, references herein to exercise of this Warrant shall include conversion pursuant to this subsection 1(c). Notwithstanding the foregoing, no shares of Common Stock shall be issuable upon exercise of this Warrant in accordance with the foregoing formula in the event that the "fair market value of one share of Common Stock" as used in such formula is less than the Purchase Price.

          (d) Exercise of this Warrant pursuant to subsection 1(a) shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a). Conversion of this Warrant pursuant to subsection 1(c) shall be deemed to have been effected immediately upon the closing of the Liquidity Event giving rise to such conversion. At such respective times, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise or conversion as provided in subsection 1(e) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates. References in this Warrant to "exercise" of this Warrant shall be deemed to include conversion pursuant to subsection 1(c) above.

          (e) As soon as practicable after the exercise of this Warrant in whole or in part, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes and subject to compliance with all applicable federal and state securities laws) may direct:

                  (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

                  (ii) in case such exercise is in part only, a new warrant or warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above.

2.        Adjustments.
          -----------

          (a)     General. The Purchase Price shall be subject to adjustment
                  -------
from time to time pursuant to the terms of this Section 2.

          (b)     Diluting Issuances. The Registered Holder shall be entitled to
                  ------------------
the benefit of all adjustments in the number of shares of Common Stock of the Company issuable upon conversion of the Warrant Shares which occur prior to the exercise of this Warrant, including without limitation any increase in the number of such shares of Common Stock issuable upon conversion as a result of a dilutive issuance of capital stock.

          (c)     Adjustment for Stock Splits and Combinations. If the Company
                  --------------------------------------------
shall at any time or from time to time after the Original Issue Date effect a subdivision of the outstanding Warrant Shares, the Purchase Price with respect to such Warrant Shares then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding Warrant Shares, the Purchase Price with respect to such Warrant Shares then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (d)     Adjustment for Certain Dividends and Distributions. In the
                  --------------------------------------------------
event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Warrant Shares entitled to receive, a dividend or other distribution payable in additional Warrant Shares of the same series, then and in each such event the Purchase Price with respect to such Warrant Shares then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

                  (1) the numerator of which shall be the total number of such Warrant Shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                  (2) the denominator of which shall be the total number of such Warrant Shares issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of such Warrant Shares issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

          (e)     Adjustments for Other Dividends and Distributions. In the
                  -------------------------------------------------
event the Company at any time or from time to time after the date hereof shall make or issue, or fix a record date for the determination of holders of Warrant Shares entitled to receive, a dividend or other distribution payable in securities of the Company other than such Warrant Shares of the same series, then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise thereof in addition to the number of Warrant Shares receivable thereupon, the amount of such securities that it would have received had this Warrant been exercised on the date of such event and had it thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by it as aforesaid during such period giving application to all adjustments called for during such period under this paragraph.

          (f)     Adjustment for Reclassification, Exchange or Substitution. If
                  ---------------------------------------------------------
the Warrant Shares issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above) then and in each such event the Registered Holder shall have the right thereafter in lieu of exercising this Warrant for such Warrant Shares to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of such Warrant Shares for which this Warrant was exercisable immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein.

          (g)     Adjustment in Number of Warrant Shares. When any adjustment is
                  --------------------------------------
required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (h)     Certificate of Adjustment. When any adjustment is required to
                  -------------------------
be made pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following such adjustment.

     3.   Fractional Shares. The Company shall not be required upon the exercise
          -----------------
of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the then market value of the Warrant Shares as shall be reasonably determined in good faith by the Board of Directors of the Company.

     4.   Requirements for Transfer. This Warrant, the Warrant Shares and any
          -------------------------
shares of Common Stock issued upon conversion of the Warrant Shares (collectively, the "Securities") shall not be sold or transferred unless either
(i) they first shall have been registered under the Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act. Each certificate representing Securities shall bear a legend substantially to the foregoing effect. Notwithstanding the foregoing, no registration or opinion of counsel shall be required for a transfer of Securities by the Registered Holder to any person or entity which directly or indirectly holds an interest in the Registered Holder or a partner of any Registered Holder, or in connection with a bona fide reorganization, if the transferee agrees in writing to be subject to the terms of this Section 4 to the same extent as if he were the original Registered Holder hereunder. Without the approval of the Board of Directors of the Company, the Registered Holder shall not transfer Securities to a competitor of the Company; provided, that nothing in this Section 4 shall preclude the transfer of Securities (i) in connection with a bona fide reorganization or liquidation of such Registered Holder, or (ii) to a venture capital fund or other institutional or professional investor which is not managed or controlled by a competitor of the Company.

     5.   Notices of Record Date, etc. In case:
          ---------------------------

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any IPO, Sale of Assets, Stock Disposition, capital reorganization of the Company, or reclassification of the capital stock of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant at its last known address as shown on the records of the Company a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such IPO, reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is expected to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) are expected to be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the record date specified in such notice pursuant to clause (i) above, or twenty (20) days prior to the effective date for the event specified in such notice pursuant to clause (ii) above.

     6.   Reservation of Stock. The Company will at all times reserve and keep
          --------------------
available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

     7.   Exchange of Warrants. Upon the surrender by the Registered Holder of
          --------------------
any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of Warrant Shares called for on the face or faces of the Warrant or Warrants so surrendered.

     8.   Replacement of Warrants. Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     9. Transfers, etc.
        ---------------

          (a) The Company will maintain a register containing the names and addresses of the Registered Holders of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II
                                                                    ----------
hereto) at the principal office of the Company.

          (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this
                                        --------  -------
Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     10.  Mailing of Notices, etc. All notices and other communications from the
          -----------------------
Company to the Registered Holder of this Warrant shall be sent by facsimile or by overnight delivery, to the facsimile number and address furnished to the Company in writing by the last Registered Holder of this Warrant who shall have furnished a facsimile number and address to the Company in writing. All notices and other communications from the Registered Holder of this Warrant or in connection herewith to the Company shall be sent by facsimile or by overnight delivery, to the facsimile number and address of the Company at its principal office set forth below. If the Company should at any time change its facsimile number or the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the Company's facsimile number and the location of its principal office at the particular time shall be as so specified in such notice.

     11.  No Rights as Stockholder. Until the exercise of this Warrant, the
          ------------------------
Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     12.  Change or Waiver. Any term of this Warrant may be changed or waived as
          ----------------
set forth in the Agreement.

     13.  Headings. The headings in this Warrant are for purposes of reference
          --------
only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     14.  Governing Law. This Warrant will be governed by and construed in
          -------------
accordance with the laws of the State of Delaware.

                                        PROTON ENERGY SYSTEMS, INC.


                                        By:____________________________________
                                                 Walter W. Schroeder
                                                 President
[Corporate Seal]

ATTEST:

__________________________________
Secretary

                                                                       EXHIBIT I
                                                                       ---------

                                  PURCHASE FORM
                                  -------------

     To:_______________________________________________    Dated:______________

     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably (check one) ___ (i) elects to purchase _____ shares of the ____________ Stock covered by such Warrant and herewith makes payment of $_________, representing the full purchase price for such shares at the price per share provided for in such Warrant, or ___ (ii) authorizes the Company to convert all of the shares of the __________ Stock covered hereby into the number of shares of Common Stock issuable pursuant to subsection 1(c) of the Warrant.

                                           Signature:__________________________

                                           Address:____________________________

                                                   ____________________________

                                                                      EXHIBIT II
                                                                      ----------

                                 ASSIGNMENT FORM
                                 ---------------

     FOR VALUE RECEIVED, _____________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No.___) with respect to the number of shares of Preferred Stock covered thereby set forth below, unto:

Name of Assignee             Address                      No. of Shares
----------------             -------                      -------------


Dated:__________                Signature:_____________________________________

Dated:__________                Witness:_______________________________________

                           PROTON ENERGY SYSTEMS, INC.

                               Addendum to Warrant

     Reference is made to that certain Preferred Stock Purchase Warrant dated ___________ (No. ___) issued to __________________ by Proton Energy Systems,
Inc. (the "Warrant"). This will confirm that (i) the Purchase Price with respect to such Warrant is $____ per share (subject to adjustment as provided in Section 2 of the Warrant, and (ii) the number of shares of Series B Preferred as to which the Warrant is exercisable is ____________ shares (subject to adjustment as provided in Section 2 of the Warrant). For the avoidance of doubt, it is also confirmed that any conversion of the Warrant in connection with a Liquidity Event pursuant to Section 1(c) thereof shall be deemed to occur immediately prior to the expiration of such Warrant upon such Liquidity Event. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Warrant. Except as provided herein, the Warrant is confirmed to remain in full force and effect.

     EXECUTED as of this ______ day of ________________________.

                                      PROTON ENERGY SYSTEMS, INC.

                                      By:______________________________________
                                               Walter W. Schroeder
                                               President